SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 22, 2008 (date of earliest event reported: September 2, 2008)

e-Smart Technologies, Inc.

(Exact name of Registrant as specified in Charter)

Nevada	000-30717	No. 88-0409261
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

526 West 26th Street, Suite 710, New York NY 10001

(Address of principal executive office) (zip Code)

Registrant’s telephone number, including area code: (212) -727-3790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

Item 1.01.	Entry into a Material Definitive Agreement

e-Smart Technologies, Inc. (“e-Smart” or the “Company”) announced that it has delivered the new “I AM™” contact Super Smart™ Card Technology to a number of corporations in Seoul, South Korea to be used as Employee ID and Computer Access Cards and tested in Pilot Programs for performance and compatibility with their existing systems. The companies include:

Acronet Corporation, a design and computerization company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

Comtec C & S Co., Ltd., a network integration company of Seoul, S. Korea, purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” Cards and Twenty (20) Card Readers.

BC Card Company a credit card company of Seoul, S. Korea, purchased from the Company Five (5) “I AM™” contact “Super Smart™” Cards and Five (5) Card Readers.

Korea Life Insurance Co., Ltd., an insurance company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

Lee & Pak Company, Ltd., a franchise company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

Max Movie Company, Ltd., an online ticketing company of Seoul, S. Korea, purchased from the Company Eighty (80) “I AM™” contact “Super Smart™” Cards and Eighty (80) Card Readers.

Harmony Tech Company, Ltd., a merchant management company of Seoul, S. Korea, purchased from the Company Fifteen (15) “I AM™” contact “Super Smart™” Cards.

Zero M & B Company, Ltd., an internet shopping mall company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

Comtec Plus Company, Ltd., a network integrator of Seoul, S. Korea, purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” Cards.

Geminico Company, Ltd., a EFT-POS Terminal Manufacturer of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

u-Smart Tech, Inc., a system integration company of Seoul, S. Korea, purchased from the Company Fifty (50) “I AM™” contact “Super Smart™” Cards, Thirty (30) Card Readers and One (1) Access Control System.

Sky Savings Bank, Ltd., a financial institution of Seoul, S. Korea, purchased from the Company Forty Eight (48) “I AM™” contact “Super Smart™” Cards and One (1) Access Control System.

Samsung S1, a security company of Seoul, S. Korea purchased from the Company Three (3) “I AM™” contact “Super Smart™” Cards.

NanoThink Company Ltd., a smart card/RFID company of Seoul, S. Korea purchased from the Company Ten (10) “I AM™” contactless RF “Super Smart™” Cards.

Easyinternet Co., Ltd., a communication and computer company of Seoul, S. Korea purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” cards.

The foregoing description of the Pilot Program Agreements is qualified in their entirety by reference to the Agreement and Order and Delivery Documentation, copies of which are attached as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated:	New York, New York October 22, 2008

E-SMART TECHNOLOGIES, INC.

/s/ Mary Grace
BY: Mary Grace, President

Exhibit Index

Exhibit Number	Description

10.1	Acronet Corporation, a design and computerization company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

10.2	Comtec C & S Co., Ltd., a network integration company of Seoul, S. Korea, purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” Cards and Twenty (20) Card Readers.

10.3	BC Card Company a credit card company of Seoul, S. Korea, purchased from the Company Five (5) “I AM™” contact “Super Smart™” Cards and Five (5) Card Readers.

10.4	Korea Life Insurance Co., Ltd., an insurance company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

10.5	Lee & Pak Company, Ltd., a franchise company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

10.6	Max Movie Company, Ltd., an online ticketing company of Seoul, S. Korea, purchased from the Company Eighty (80) “I AM™” contact “Super Smart™” Cards and Eighty (80) Card Readers.

10.7	Harmony Tech Company, Ltd., a merchant management company of Seoul, S. Korea, purchased from the Company Fifteen (15) “I AM™” contact “Super Smart™” Cards.

10.8	Zero M & B Company, Ltd., an internet shopping mall company of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

10.9	Comtec Plus Company, Ltd., a network integrator of Seoul, S. Korea, purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” Cards.

10.10	Geminico Company, Ltd., a EFT-POS Terminal Manufacturer of Seoul, S. Korea, purchased from the Company Ten (10) “I AM™” contact “Super Smart™” Cards and Ten (10) Card Readers.

10.11	u-Smart Tech, Inc., a system integration company of Seoul, S. Korea, purchased from the Company Fifty (50) “I AM™” contact “Super Smart™” Cards, Thirty (30) Card Readers and One (1) Access Control System.

10.12	Sky Savings Bank, Ltd., a financial institution of Seoul, S. Korea, purchased from the Company Forty Eight (48) “I AM™” contact “Super Smart™” Cards and One (1) Access Control System.

10.13	Samsung S1, a security company of Seoul, S. Korea purchased from the Company Three (3) “I AM™” contact “Super Smart™” Cards.

10.14	NanoThink Company Ltd., a smart card/RFID company of Seoul, S. Korea purchased from the Company Ten (10) “I AM™” contactless RF “Super Smart™” Cards.

10.15	Easyinternet Co., Ltd., a communication and computer company of Seoul S. Korea purchased from the Company Twenty (20) “I AM™” contact “Super Smart™” Cards.

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